Prepayments and Other Current Assets - Schedule of Prepayments and Other Current Assets (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Prepayments and Other Current Assets
Other receivables	¥ 28,941	$ 4,196	¥ 20,507
Employee advances	2,094	304	1,682
Prepaid rents	7,925	1,149	10,177
Others	15,961	2,314	9,862
Total prepayments and other current assets	¥ 54,921	$ 7,963	¥ 42,228